Exhibit 10.2

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN THIS EXHIBIT, “[***]” INDICATES WHERE SUCH INFORMATION HAS BEEN OMITTED.

FIRST AMENDMENT
TO
LICENSE AGREEMENT
by and between
ORGANON INTERNATIONAL GMBH
and
DARÉ BIOSCIENCE, INC.

FIRST AMENDMENT TO LICENSE AGREEMENT
This First Amendment to License Agreement (this “First Amendment”) is entered into as of July 4, 2023 (the “Execution Date”) by and between Organon International GmbH, a limited liability company organized and existing under the laws of Switzerland (“Organon”) and Daré Bioscience, Inc., a corporation organized and existing under the laws of Delaware (“Daré”) (each a “Party” and collectively the “Parties”). Capitalized terms not defined herein are defined in the License Agreement.
RECITALS
Whereas, Organon and Daré entered into that certain Exclusive License Agreement dated as of March 31, 2022 (the “License Agreement”) pursuant to which Daré grants to Organon and its affiliates an exclusive license to Develop, Commercialize and otherwise Exploit Licensed Product;
Whereas, Organon LLC and Daré entered into that certain Supply and Distribution Agreement, dated July 12, 2022 (the “Supply Agreement”) to establish certain manufacturing and supply relationships between the Parties with respect to the Supplied Product (as such term is defined in the Supply Agreement);
Whereas, Daré owns and holds Daré Marketing Authorizations and Daré Regulatory Materials, but pursuant to Section 2.1 of the License Agreement has provided a present tense assignment of the Daré Marketing Authorizations and Daré Regulatory Materials to Organon, upon Organon’s request;
Whereas, under the License Agreement, as the owner of the NDA for the Supplied Product, Daré is responsible to pay registration fees, including the annual Prescription Drug User Fee Act (“PDUFA”) fees, for the Supplied Product imposed by the FDA;
Whereas, [***].
Whereas, [***];
Whereas, the Parties wish to clarify certain regulatory obligations related to the [***] notifications and submissions to Regulatory Authority, Recall of the Supplied Product (as such terms are defined in the Supply Agreement), and use and access to data and materials from developmental work and validation; and
Whereas, in order to continue to advance the development and commercialization of the Supplied Product, the Parties are executing this First Amendment to supplement and amend the terms of the License Agreement on the terms and subject to the conditions set forth herein.
Now Therefore, in consideration of the foregoing premises and the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Organon and Daré hereby agree as follows:
1.PURPOSE AND EFFECT OF THIS FIRST AMENDMENT
This First Amendment is intended to supplement and amend the License Agreement and Supply Agreement with respect to (i) the provision of additional funds in the amount of One Million Dollars ($1,000,000) from Organon to Daré to reimburse Daré for PDUFA fees and other manufacturing expenses and to permit Dare to continue to advance the development and commercialization of the Supplied Product (such amount, the “Additional Consideration”) and (ii) amend and restate the amount of the First Commercial Sale Milestone as set forth below. Except as otherwise expressly provided herein, the terms and conditions of the License Agreement and the Supply Agreement shall remain unchanged and in full force and effect.
2.REPRESENTATIONS AND WARRANTIES AND COVENANTS

Daré represents and warrants to Organon that as of the Execution Date:
(a)Daré has provided to Organon a true, correct and complete copy of the fully executed Supply and Manufacturing Agreement [***], including any and all amendments, restatements, project agreements, side letters, and other modifications thereto (the “[***] Supply Agreement”), as such [***] Supply Agreement is in effect as of the Execution Date; and
(b)[***].

Daré hereby covenants that Daré will (a) use Commercially Reasonable Efforts keep Organon informed of all material actions taken or intended to be taken in connection with the [***] Supply Agreement, (b) [***], and (c) [***] (including the Daré's satisfaction of the Daré's obligations under Section 2.1.1 of the License Agreement).

3.AMENDMENT OF FIRST COMMERCIAL SALE MILESTONE; PAYMENT OF ADDITIONAL CONSIDERATION
In consideration of the representations, warranties and covenants of Dare set forth herein and the release by Daré and each other Releasor as set forth and defined in Section 4 below and for good and valuable consideration, the Parties hereby agree that:
(a)Section 6.2.1 of the License Agreement is hereby deleted in its entirety and is replaced with the following provision:
“6.2.1    First Commercial Sale Milestone. Organon shall pay to Daré within [***] of the first shipment of Licensed Product from the contract manufacturer in connection with the First Commercial Sale One Million Eight Hundred Thousand Dollars ($1,800,000) for the First Commercial Sale in the United States of a Licensed Product.”
And
(b)Notwithstanding that neither the License Agreement nor the Supply Agreement require that Organon or any of its Affiliates [***] upon the terms and conditions contained herein, within [***], Organon shall pay to Daré the Additional Consideration.

4.RELEASE
Effective for all purposes (except as expressly limited below) as of the Execution Date, Daré acknowledges and agrees on behalf of itself and on behalf of each of its past, present or future agents, trustees, directors, managers, officers, affiliates, subsidiaries, representatives, successors, and assigns (Daré and each such other person or entity, a “Releasor”), that:
a.Each Releasor, hereby irrevocably and unconditionally releases Organon and each of its past, present or future agents, trustees, directors, managers, officers, affiliates, subsidiaries, representatives, successors, and assigns (each, a “Releasee”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages or causes of action, suits, rights, demands, costs, losses, debts and expenses ***] of any nature whatsoever, [***] (collectively, “Losses”), arising out of: (i) [***], (ii) [***]; (iii) [***], (iv) any other costs and expenses related to the Supplied Product or the Supply Agreement incurred by or on behalf of Dare as of the Execution Date, and (v) the License Agreement (as amended hereby) or the Supply Agreement for any actual or alleged failure (as of the date hereof) of Organon to perform, or of any breach by Organon under, each of the License Agreement (including, without limitation, under Section 3.4.1 of the License Agreement) and the Supply Agreement (each of clauses (i) through (v), a “Claim” and collectively referred to herein as, “Claims”). Each Releasor also releases Organon and its Releasees from any costs incurred by Daré [***], unless such costs are incurred after the Execution Date of this First Amendment and satisfy the requirements for Organon to reimburse the costs under the Supply Agreement, including the requirement that Organon approve such costs in advance.
b.Daré acknowledges that it is familiar with and understands Section 1542 of the Civil Code of the State of California (“Section 1542”), which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Effective for all purposes each Releasor, hereby expressly waives and relinquishes any rights and benefits that such Releasor may have under Section 1542 or any similar statute or common law principle of any jurisdiction with respect to the Claims released under this Section 4.
c.Daré acknowledges that it or other Releasors may hereafter discover facts in addition to or different from those that it or any other Releasor now knows or believes to be true with respect to the subject matter of this release, but it is Daré's intention, including on behalf of each Releasor, to fully and finally and forever settle and release any and all Claims that do now exist, may exist or heretofore have existed between Releasor and any of the Releasees with respect to the subject matter of this release. In furtherance of this intention, the releases contained herein shall be and remain in effect as full and complete releases of the Claims, notwithstanding the discovery or existence of any such additional or different facts.
5.REGULATORY OBLIGATIONS
a.    Daré will comply with GMP, Applicable Laws and the Quality Agreement (as defined in the Supply Agreement) [***].
b.    Daré agrees to not submit any registration or filing related to the Licensed Product, [***], to any Regulatory Authority unless such submission is authorized by Organon.
6.USE AND ACCESS RIGHTS TO DEVELOPMENT WORK
Daré shall provide Organon access and use rights for any work product and materials resulting from any additional activities and services for which Organon paid costs pursuant to Section 5.1 of the Supply Agreement [***].

7.ENTIRE AGREEMENT; CONSTRUCTION
This First Amendment contains the entire understanding of the Parties with respect to subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, with respect to the subject matter hereof are superseded by the terms of this First Amendment, provided that the License Agreement (as amended) and Supply Agreement shall remain in full force and effect. This First Amendment may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representative(s) of both Parties hereto.
8.MISCELLANEOUS
a.The provisions of Article 5 (Confidentiality and Publicity), Section 6.7 (Income Tax Withholding) and Article 12 (Miscellaneous) of the License Agreement, other than Section 12.8 of the License Agreement, shall apply to this First Amendment as if set forth in full in this First Amendment. If the License Agreement is terminated, this First Amendment shall also be automatically terminated and shall be of no further force or effect. In connection with any breach of this First Amendment, neither party shall be liable in contract, tort, negligence, breach of statutory duty, or otherwise for any special, punitive, or consequential damages or for loss of profits suffered by the other party (or its Affiliates or (sub)licensees), regardless of any notice of the possibility of such losses.

b.From and after the Execution Date, each reference in the License Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the Supply Agreement to “License Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the License Agreement as amended by this First Amendment or the Supply Agreement, as applicable.

c.Each of the License Agreement and the Supply Agreement, and the obligations of Daré under the License Agreement and the Supply Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
`
d.Each Party (i) acknowledges and consents to all of the terms and conditions of this First Amendment, (ii) affirms all of its obligations under the License Agreement (as hereby amended) and the Supply Agreement, and (iii) agrees that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the License Agreement (as hereby amended) or the Supply Agreement.

e.The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of either Party under the License Agreement or the Supply Agreement, nor constitute a waiver of any provision of any of the License Agreement or the Supply Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have executed this First Amendment by their duly authorized representatives as of the Execution Date.

ORGANON INTERNATIONAL GMBH	DARÉ BIOSCIENCE, INC.

BY: /s/ Matthew M. Walsh	BY:/s/ Sabrina Johnson
NAME: Matthew M. Walsh	NAME: Sabrina Johnson
TITLE: Chief Financial Officer	TITLE: CEO

Attachment omitted in accordance with Item 601(a)(5) of Regulation S-K:
Exhibit A - copy of invoice